EXHIBIT 10.4

                                 AMENDMENT NO. 1
                                       to
                           Restricted Stock Agreement
                   Under the 1988 Incentive Compensation Plan


         AMENDMENT NO. 1, dated as of May 22, 1995, to the Restricted Stock Agreement under the 1988 Incentive Compensation Plan, dated February 23, 1993 (the "Incentive Agreement"), by and between Century Telephone Enterprises, Inc. (the "Company") and the undersigned officer of the Company specified below:

                                   WITNESSETH:

         WHEREAS, on May 22, 1995 the Compensation Committee of the Board of Directors of the Company duly authorized management of the Company to delete from each incentive compensation agreement between the Company and its officers any provision that limits the benefits payable thereunder in any manner designed to limit or avoid the imposition of excise taxes under Section 280G or 4999 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Incentive Agreement contains such a provision;

         NOW, THEREFORE, the parties agree as follows:

         1. The force and effect of Section 3 of the Incentive Agreement and all rights and obligations arising thereunder are hereby terminated and revoked in their entirety as of the date hereof, and all references to such section contained elsewhere in the Incentive Agreement shall be disregarded.

         2. Section 2.3(d) of the Incentive Agreement is hereby amended so that it reads in its entirety as follows:

             All restrictions on the Restricted Stock shall immediately lapse and the shares shall vest
             *****
             (d) upon the occurrence of any event specified in Section 11.11 of the Program or pursuant to any other provision of the Program.

         3. Subject to Sections 1 and 2, all remaining sections of the Incentive Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment to take effect as of the date indicated above.

                                   CENTURY TELEPHONE ENTERPRISES, INC.

                                   By:_________________________________
                                              Ray B. Finney
                                      Vice President - Human Resources


                                      _________________________________






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